UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2017

GAMING AND LEISURE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	001-36124	46-2116489
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(IRS Employer Identification Number)

845 Berkshire Blvd., Suite 200
Wyomissing, PA 19610
(Address of principal executive offices)

610-401-2900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 23, 2017, the Board of Directors (the “Board”) of Gaming and Leisure Properties, Inc. (the “Company”) appointed Barry F. Schwartz to serve as a director of the Company effective immediately, subject to receipt of customary regulatory approvals.

The Board has determined that Mr. Schwartz qualifies as an independent director under the director independence standards set forth in the rules and regulations of the Securities and Exchange Commission and the applicable listing standards of the NASDAQ Stock Market LLC.

Mr. Schwartz brings extensive leadership and M&A experience from a wide range industries, including gaming, technology, marketing services, transaction solutions and intelligent media delivery, to the Board. He has served in several leadership roles with MacAndrews & Forbes Incorporated and various affiliates, including currently as Vice Chairman, as Executive Vice Chairman from October 2007 to January 2017, Executive Vice President and General Counsel from 1993 to 2007 and Senior Vice President from 1989 to 1993. Mr. Schwartz is a director of Revlon, Inc., Revlon Consumer Products Corporation and Scientific Games Corporation. During the past five years, Mr. Schwartz also served as a director of Harland Clarke Holdings Corp. and M & F Worldwide Corp.

There are no arrangements or understandings between Mr. Schwartz and any other person pursuant to which he was selected as a director. Mr. Schwartz has not been a party to any transaction involving the Company required to be disclosed under Item 404(a) of Regulation S-K.

Mr. Schwartz will receive compensation for his service as a director consistent with the Company’s compensation practices for non-employee directors as described under the caption “Director Compensation” in the Company’s proxy statement filed with the Securities and Exchange Commission on April 27, 2017.

On May 23, 2017, the Company issued a press release announcing Mr. Schwartz’s election to the Board, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Gaming and Leisure Properties, Inc. Press Release, dated May 23, 2017

* * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 23, 2017	GAMING AND LEISURE PROPERTIES, INC.

	By:	/s/ William J. Clifford
	Name:	William J. Clifford
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Gaming and Leisure Properties, Inc. Press Release, dated May 23, 2017

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